Exhibit 99.1

Copyright 2020, Plug Power Inc. January 2022 Business Update January 19, 2022

Safe Harbor This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power, Inc. (“Plug”), which include, but are not limited to: Plug’s expectations regarding future financial and other targets, including its expected revenue in 2022 and expected revenue, EBITDA margin and operating income in 2025; expectations regarding its hydrogen plants, including the timing of their completion; statements regarding the expected benefits of acquisitions, joint ventures and other partnerships, including the expected cost savings to be provided by Joules; statements regarding Plug’s outlook, growth, strategies, and drivers for growth, including its goals for 2022 by market; statements regarding Plug’s market opportunity and plans for market penetration; statements regarding Plug’s goal for generating green liquid hydrogen; and statements regarding Plug’s expectations regarding the green hydrogen pipeline and the replacement level of grey hydrogen. These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned not to unduly rely on forward-looking statements because they involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to: (i) the risk that we continue to incur losses and might never achieve or maintain profitability; (ii) the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; (iii) the risk that unit orders may not ship, be installed and/or converted to revenue, in whole or in part; (iv)the risk that a loss of one or more of our major customers, or if one of our major customers delays payment of or is unable to pay its receivables, a material adverse effect could result on our financial condition; (v) the risk that pending orders may not convert to purchase orders, in whole or in part; (vi) the cost and timing of developing, marketing and selling our products; (vii) the risks of delays in or not completing our product development goals; (viii) the risks involved with participating in joint ventures; (ix) our ability to successfully pursue new business ventures; (x) our ability to achieve the forecasted gross margin on the sale of our products; (xi) the cost and availability of fuel and fueling infrastructures for our products; (xii) the risks, liabilities, and costs related to environmental, health and safety matters; (xiii) the risk of elimination of government subsidies and economic incentives for alternative energy products; (xiv) market acceptance of our products and services, including GenDrive, GenSure and GenKey systems; (xv) our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing, and the supply of key product components; (xvi) the cost and availability of components and parts for our products; (xvii) our ability to successfully market, distribute and service our products and services internationally; (xviii) our ability to improve system reliability for our products; (xix) the risks associated with past and potential future acquisitions, including that we may not realize the expected benefits; and (xx) the effect of and uncertainties related to the COVID-19 pandemic (including any government responses thereto). The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance, including factors and risks included in the “Risk Factors” section of Plug’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 as well as other documents Plug may file from time to time with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from these contained in any forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. These forward-looking statements speak only as of the date on which the statements were made. Except as may be required by applicable law, we do not undertake or intend to update any forward-looking statements after the date of presentation as applicable. This presentation contains estimates and other statistical data that we developed or obtained from industry publications and reports generated by independent third parties. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by such third parties and, accordingly, we cannot guarantee their accuracy or completeness. Expectations, estimates, forecasts and projections are subject to a high degree of uncertainty and risk. Many factors, including those that are beyond our control, could cause results or outcomes to differ materially from those expressed in the estimates made by us or such third parties. This presentation also includes a non-GAAP financial measure on a forward-looking basis. The non-GAAP financial measure is in addition to, and not a substitute for or superior to, a GAAP financial performance measure and should not be considered as an alternative to net revenue, net income (loss), operating income or any other performance measure derived in accordance with GAAP. We believe that the non-GAAP financial measure provides useful supplemental information to investors about Plug. However, we have not reconciled our expectations as to the forward-looking non-GAAP measure to our most directly comparable GAAP measure because certain costs and expenses are outside of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. •

Plug Power Hydrogen Ecosystem Plug is the only company that can address all your hydrogen needs.

4 Not Just a Dream. 370K+ sq ft. global manufacturing 2,500 global employees 4 markets Australia

Global Reach – Customers and Partners Pedestal Customers Global Expansion New Multisite Customers Global Channels Global Partners

Renewable Electricity Hydrogen Generation Hydrogen Delivery Liquefaction 10MW Plug Electrolyzer NYPA Hydroelectric NYS Green Hydrogen Plant From Generation to Distribution NYS - January 2022

Why Joule? Leveraging expertise in cryogenic technology Reduces Plug’s hydrogen plant operational expense and capital expense Forecasting a large potential market for this equipment that could generate a quarter billion in annual revenue with potential customers like SK in the future Lowers cost of green hydrogen molecule – plan to reduce electrical cost to operate liquefier by 25%

8 Goals for Energy 70TPD of green hydrogen production by end of 2022 Generation Green Liquid Hydrogen: 500-tons per day by 2025 and 1000-tons per day by 2028 200+TPD 2022 green hydrogen bookings

Why Plug? • World’s largest electrolyzer stack production facility • Acquisition of Frames-Group to expand electrolyzer system capabilities • Understands hydrogen. Built world’s largest hydrogen ecosystem with its material handling business • 2021: Won 16 Projects in 13 Countries, Totaling over 155 MW to ship in 2022 • Proven and reliable technology “We are excited to announce this key milestone in this essential piece of our hydrogen strategy. Plug Power is a leader in electrolysis technology, and this strategic partnership further solidifies our execution strategy. At start-up, this will be the largest green hydrogen and largest green ammonia application globally.” ~ Nassef Sawiris, Executive Chairman of OCI NV Plug Power selected by Orascom for 100MW Green Hydrogen Project

10 155MW To ship in 2022 1GW backlog by end of 2022 Plug-Fortescue Joint Factory in Australia Goals for the Electrolyzer Market

11 Sustained eco-systems can be built around solving Distribution Center: Mini Hydrogen Ecosystem Back-up generation

Material Handling 2021 Results Fuel Cells installed 52,000 165 Hydrogen Refueling sites 5 Pedestal Customers Growth with Pedestal Accounts • Stellantis: First site with new pedestal account • Amazon: doubled deployment by adding 32 new sites • Home Depot: 10 new sites • Walmart: 4 new sites and deployed 2,979 GenDrive units with multiple fleet refreshes Expanded our Customer Base • Mercedes: sold first Electrolyzer dedicated to MH application • Freezpak: secured 3 new sites in freezer warehousing applications • Concentric: signed first channel partner Foundation for success in 2022 and Beyond • In negotiations with 3 new pedestal customers On track to meet our 2025 targets

Goals for Power and Mobility in 2022 Arrange 10 customers for HYVIA Establish clear heavy-duty vehicle on-road strategy Position Plug to ship 1,000 on-road vehicles in 2023 Ship product to 3 strategic customers in 1H2022 Book $300M in future sales commitments

Policy Matters Hydrogen Hubs Electrolyzers Potential H2 Tax Credit Extension of FC Tax Credit Policy established in 2021 helps our business $8.5B $1B

2022 Revenue Goal: $900M - $925M

16 Key Successes in 2021 FFI Partnership for Gigafactory enabling green ammonia and green hydrogen Achieved five pedestal customers for material handling in 2021, three years ahead of schedule Launched JVs with Renault, SK, and Acciona Built 155MW of Electrolyzer backlog for delivery in 2022 Big win with Orascom for green ammonia plant in Egypt Launched giga-factory for PEM stacks in Rochester for fuel cells and electrolyzers Completed design of 125MW fuel cell engine, and built first stationary plant Built out the management team that will allow us to scale this business.

17 And the Work in 2022 will set up our 2025 Goals 17% of OI $3B in Revenue 20% EBITDA Margin

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com